American Arbitration Association
                     Expedited Commercial ARBITRATION RULES*
                     --------- ---------- ----------- ------
                    (Enter the name of the applicable rules)

To institute proceedings, please send two copies of this demand and the arbitration agreement, with the filing fee as provided in the rules, to the AAA. Send the original demand to the respondent.

                             DEMAND FOR ARBITRATION

                                                                                         Date: September 8, 2003
To:  Name Youbet.com, Inc.

     Address  5901 Dc Soto Avenue
                      (of the Party on whom the Demand Is Made)
          City, State Woodland Hills, CA                                 ______           ZIP Code 91367
                      ------------------                                                           -----
          Telephone (818) 668-2100                                 Fax (818) 668-2101
                     -------------                                      -------------

                  Name of Representative Alan M. Fisch
                                                                 (if Known)
                  Representative's Address 1299 Pennsylvania Avenue, N.W.
                  Name of Firm (if Applicable) Howrey Simon Arnold & White, LLP
                  City and State Washington, D.C.                                         ZIP Code 20004-2402
                           ---------------------                                                   ----------
                  Telephone (202) 783-0800                         Fax (202) 383-6610
                             -------------                              -------------

     The below named claimant, a party to an arbitration agreement contained in a written contract dated May 18, 2001 and providing for arbitration under the Expedited Commercial Arbitration Rules of the American Arbitration Association, hereby demands arbitration thereunder.

THE NATURE OF THE DISPUTE: Please see attached Demand for Arbitration

THE CLAIM OR RELIEF SOUGHT (the Amount, if Any):

(1) Emergency relief in advance of a meeting of stockholders currently scheduled for September 26, 2003.

(2) A declaration that UBET has breached the Warrant Issuance Agreement and the Additional Warrant, and an injunction barring UBET, its officers, agents, employees, representatives and all other persons acting in concert or participation with them from taking any action to implement or adopt the Classified Board Provision or the Supermajority
          Voting Provision.

(3)       An order directing UBET to reduce the Exercise Price of the Additional
          Warrant in accordance with the terms of the Warrant Issuance Agreement and Additional Warrant and to comply with the provisions of the Additional Warrant.

(4)       TVG's costs of arbitration, including reasonable attorneys' fees;

(5) For such other and further relief as the Arbitrator deems just, proper, and equitable.

TYPES OF BUSINESS: Claimant Simulcasting audio and video content and pari-mutuel
                   -------------------------------------------------------------
                   wagering on horse races
                   -----------------------
Respondent Simulcasting audio and video content and pari-mutuel wagering on
           ----------------------------------------------------------------
           horse races
           -----------
HEARING LOCALE REQUESTED:                      Wilmington, Delaware
                                               ----------  --------
                                                  (City and State)

DOES THE DISPUTE ARISE OUT OF AN EMPLOYMENT RELATIONSHIP?  ___ Yes  X  No

     You are hereby notified that copies of our arbitration agreement and this demand are being filed with the American Arbitration Association at its Northeast case management center with a request that it commence administration of the arbitration. Under the rules, you may file an answering statement, within the time frame specified in the rules, after notice from the administrator.

Signed /s/ KEVIN G. ABRAMS_ Title Counsel to ODS Technologies, L.P.
                                                                             Form G2-5/99
              (May be Signed by a Representative)



     Name of Claimants ODS Technologies, L.P.
     Address (to Be Used in Connection with This Case) 6701 Center Drive West, Suite 160
     City and State Los Angeles, CA ZIP Code 90064
     Telephone (310) 689-2500 Fax (310) 689-2501
                  Name of Representative Kevin G. Abrams, Esq.
                                         --------------------
          -       Name of Firm (if Applicable) Richards, Layton & Finger
                                               ------------------ ------
                  Representative's Address One Rodney Square
                  City and State Wilmington, DE                                       ZIP Code 19801
                                 --------------                                                -----
                  Telephone (302) 651-7700                               Fax (302) 651-7701
                             -------------                                    -------------

___ MEDIAT1ON is a nonbinding process. The mediator assists the parties in working out a solution that is acceptable to them. If you wish for the AAA to contact the other parties to ascertain whether they wish to mediate this matter, please check this box or list them on the back (there is no additional administrative fee for this service).

* If you have a question about which rules apply or the address of the nearest case management center, please contact the AAA (1-800-778-7879).















                                                               Form G2-5/99